Subsquent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsquent Events
14. Subsequent Events
On April 17, 2024, the Company entered into a subscription agreement with certain new and existing accredited investors to issue and sell an aggregate of 1,249,283 shares of its common stock in a private placement (“PIPE”) that resulted in gross proceeds of approximately $70.0 million, before deducting placement agent fees and estimated offering expenses. The PIPE closed on April 22, 2024.